GOLDMAN SACHS TRUST

Goldman Sachs Select Satellite Funds

Class A, B and C Shares of

Goldman Sachs Real Estate Securities Fund
Goldman Sachs Tollkeeper Fund

Class A and C Shares of

Goldman Sachs International Real Estate Securities Fund
Goldman Sachs Commodity Strategy Fund

Supplement dated August 6, 2008 to the
Prospectus dated April 29, 2008

The following replaces the second row of the table in the section “How to Buy Shares — What Alternative Sales Arrangements Are Available?” in the Shareholder Guide:

Initial Sales Charge	Applies to purchases of	None	None
less than $1 million —
varies by size of
investment with a
maximum of 5.5%
(4.5% for Commodity
Strategy Fund)

The following replaces the first paragraph, related table and footnotes in the section “Common Questions Applicable to the Purchase of Class A Shares — What is the Offering Price of Class A Shares ?” in the Shareholder Guide:

The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers for Class A Shares of the Real Estate Securities Fund, International Real Estate Securities Fund and Tollkeeper Fund are as follows:

			Sales Charge		Maximum Dealer
	Sales Charge as		as Percentage		Allowance as
Amount of Purchase	Percentage of		of Net Amount		Percentage of
(including sales charge, if any)	Offering Price		Invested		Offering Price*

Less than $50,000	5.50%		5.82%		5.00%
$50,000 up to (but less than) $100,000	4.75		4.99		4.00
$100,000 up to (but less than) $250,000	3.75		3.90		3.00
$250,000 up to (but less than) $500,000	2.75		2.83		2.25
$500,000 up to (but less than) $1 million	2.00		2.04		1.75
$1 million or more	0.00	**	0.00	**	***

The current sales charges and commissions paid to Authorized Dealers for Class A Shares of the Commodity Strategy Fund are as follows:

			Sales Charge		Maximum Dealer
	Sales Charge as		as Percentage		Allowance as
Amount of Purchase	Percentage of		of Net Amount		Percentage of
(including sales charge, if any)	Offering Price		Invested		Offering Price*

Less than $100,000	4.50%		4.71%		4.00%
$100,000 up to (but less than) $250,000	3.00		3.09		2.50
$250,000 up to (but less than) $500,000	2.50		2.56		2.00
$500,000 up to (but less than) $1 million	2.00		2.04		1.75
$1 million or more	0.00	**	0.00	**	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.

**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months after the end of the month in which such purchase was made.

***	The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where an Authorized Dealer (including Goldman Sachs’ Private Wealth Management Unit) agrees to waive its receipt of the one-time commission described above, the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain

“wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the month in which the purchase was made.

The following replaces the first sentence of the fifth paragraph in the section “Common Questions Applicable to the Purchase of Class A Shares — What is the Offering Price of Class A Shares ?” in the Shareholder Guide:

You should also note that if through your Authorized Dealer you provide the Transfer Agent a signed written Statement of Intention to invest (not counting reinvestments of dividends and distributions) in the aggregate within a 13-month period $50,000 ($100,000 in the case of Commodity Strategy Fund) or more in Class A Shares of one or more Goldman Sachs Funds, any investments you make during the 13 months will be treated as though the total quantity were invested in one lump sum and you will receive the discounted sales load based on your investment commitment.

The following replaces the second sentence of the first bullet point in the section “Common Questions Applicable to the Purchase of Class A Shares — How Can the Sales Charge On Class A Shares Be Reduced?” in the Shareholder Guide:

You may qualify for reduced sales charges when the current market value of holdings across Class A, Class B and/or Class C Shares, plus new purchases, reaches $50,000 or more ($100,000 or more in the case of Commodity Strategy Fund).

The following replaces the first sentence of the second bullet point in the section “Common Questions Applicable to the Purchase of Class A Shares — How Can the Sales Charge On Class A Shares Be Reduced?” in the Shareholder Guide:

Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $50,000 or more ($100,000 or more in the case of Commodity Strategy Fund) within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds.

The following replaces the first bullet point of the second paragraph in the section “Common Questions Applicable to the Purchase of Class A, B and C Shares — How Do I Decide Whether to Buy Class A, B or C Shares?” in the Shareholder Guide:

■	Class A Shares. If you are making an investment of $50,000 or more ($100,000 or more in the case of Commodity Strategy Fund) that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.

This Supplement should be retained with your Prospectus for future reference.

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COMSTRATSTK